                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                               Pace Medical, Inc.
                (Name of Registrant as Specified In Its Charter)

                               Pace Medical, Inc.
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
       Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

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

                               PACE MEDICAL, INC.
                              391 TOTTEN POND ROAD
                               WALTHAM, MA 02154

              NOTICE OF SPECIAL MEETING IN LIEU OF ANNUAL MEETING
                                OF STOCKHOLDERS
                            TO BE HELD MAY 21, 1998

     A Special Meeting in Lieu of Annual Meeting of Stockholders of Pace Medical, Inc., a Massachusetts corporation, will be held on Thursday, May 21, 1998, at 10:00 o'clock in the forenoon Eastern Daylight Time, at the Winchester Country Club, 468 Mystic Street, Winchester, Massachusetts, for the following purposes:

     1. To fix the number of Directors at three and to elect a Board of Directors for the ensuing year.

     2. To transact such other business as may properly come before said Annual Meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on April 15, 1998 as the record date for determining the stockholders having the right to receive notice of and to vote at said Annual Meeting.

     The business matters enumerated above are discussed more fully in the accompanying Proxy Statement. If you do not expect to be present at the meeting and wish your shares of Common Stock to be voted, you are requested to sign and mail promptly the enclosed Proxy which is being solicited on behalf of the Board of Directors. A return envelope, which requires no postage if mailed in the United States, is enclosed for that purpose.

                                            By order of the Board of Directors,

                                            DRUSILLA F. HAYS, Clerk

April 24, 1998

                               PACE MEDICAL, INC.

                                PROXY STATEMENT

           SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 21, 1998

     This Proxy Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors of Pace Medical, Inc. (the "Company") of Proxies for use at the Special Meeting in Lieu of Annual Meeting of Stockholders of the Company to be held, pursuant to the accompanying Notice of Special Meeting in Lieu of Annual Meeting, on Thursday, May 21, 1998, and at any adjournment or adjournments thereof (the "Annual Meeting"). Action will be taken at the Annual Meeting to fix the number of Directors at three and to elect the number of Directors so fixed.

     If a stockholder specifies in his/her Proxy how it is to be voted, it will be voted in accordance with such specification. Any stockholder giving a Proxy in the accompanying form retains the power to revoke it at any time prior to the exercise of the powers conferred thereby. Any stockholder, who attends the Annual Meeting in person, will not be deemed thereby to revoke his/her Proxy unless such stockholder affirmatively indicates thereat his/her intention to vote the shares in person.

     The Company's principal executive offices are located at 391 Totten Pond Road, Waltham, Massachusetts 02154. The Company mailed this Proxy Statement and related form of Proxy on or about April 24, 1998 to the holders of record of its shares of Common Stock at the close of business on April 15, 1998.

                    VOTING SECURITIES AND PRINCIPAL HOLDERS

     The holders of record of shares of Common Stock of the Company at the close of business on April 15, 1998 may vote at the Annual Meeting. On that date, there were outstanding 3,400,870 shares of Common Stock.

     Each share of Common Stock is entitled to one vote on each of the matters listed in the Notice of Annual Meeting. Approval of the matters presently planned to come before the Annual Meeting requires the affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting. Abstentions will, and broker non-votes will not, be counted as being represented at the Annual Meeting.

     As of April 15, 1998, the only stockholders known to the Company to be the beneficial owners of more than 5% of the Company's outstanding shares of Common Stock were Ralph E. Hanson, who is a nominee for election as a director, and Paul J. LaRaia, M.D. of 45 Ravine Road, Wellesley, Massachusetts 02181, who is the beneficial owner of 331,000 shares of Common Stock or 9.7% of the outstanding Common Stock. The number of shares owned beneficially by Mr. Hanson and the percentage of the outstanding Common Stock represented by such shares is set forth in tabular form under DIRECTORS AND NOMINEES.

                             ELECTION OF DIRECTORS

     It is the intention of the persons named as Proxies in the accompanying form of Proxy (unless authority to vote therefor is specifically withheld) to fix the number of directors for the ensuing year at three and to vote for the election as directors of the persons named in the following table, all of whom are now directors of the Company, to serve until the next annual meeting of stockholders and until their successors are elected and qualified. In the event, however, that any of the nominees becomes unavailable (which is not now anticipated by the Company), the persons named as Proxies have discretionary authority to vote either for a substitute or to fix the number of directors to be elected at less than three. The Board of Directors has no reason to believe that any of the said persons will be unwilling or unable to serve if elected.

                             DIRECTORS AND NOMINEES

     Each of the nominees named in the following table has furnished the respective information shown:

                                                                            NUMBER OF
                                                                              SHARES
                                                                           BENEFICIALLY
                                                             YEAR FIRST    OWNED AS OF
             NAME, ADDRESS & PRINCIPAL                         BECAME       APRIL 15,      PERCENTAGE
            OCCUPATION OR EMPLOYMENT(1)               AGE     DIRECTOR         1998         OF CLASS
            ---------------------------               ---    ----------    ------------    ----------
Ralph E. Hanson.....................................  69        1985          855,000(2)      24.8%
  Pace Medical, Inc.
  391 Totten Pond Road
  Waltham, Massachusetts 02154
  President, Chief Executive
  Officer, Treasurer and
  Chairman of the Company(3)

Derrick Ebden.......................................  47        1985           99,000(4)       2.9%
  Managing Director
  APC Cardiovascular Ltd.
  18 Macon Court
  Macon Way
  Crewe
  Cheshire CW1 1EA, England(5)

George F. Harrington................................  61        1986          102,000(6)       3.0%
  Boston Equity Management Co.
  15 Glover Square
  Marblehead, Massachusetts 01945
  President of Boston Equity
  Management Co., a private
  investment management firm

Directors and Officers as a Group...................                        1,154,000(7)      32.7%

---------------

(1) Unless otherwise specified, each individual has had the same principal employment during the past five years as indicated above.

(2) Includes 50,000 shares of Common Stock which Mr. Hanson has a right to acquire within 60 days pursuant to the exercise of options.

(3) Mr. Hanson is a general partner in Pace Technology, a general partnership which has licensed certain technology to the Company. See "Transactions with Management".

(4) Includes 25,000 shares of Common Stock which Mr. Ebden has a right to acquire within 60 days pursuant to the exercise of options.

(5) Mr. Ebden has been Managing Director of APC Cardiovascular Ltd., a distributor of medical devices, since March, 1990. Prior to that time, Mr. Ebden served as the Managing Director of the Company's subsidiary, APC Medical Ltd., and had been a Vice President of the Company since its incorporation. See "Transactions with Management".

(6) Includes 25,000 shares of Common Stock which Mr. Harrington has a right to acquire within 60 days pursuant to the exercise of options.

(7) Includes 125,000 shares of Common Stock which officers and directors have a right to acquire within 60 days pursuant to the exercise of options.

     Mr. Hanson, as beneficial owner of 24.8% of the outstanding Common Stock of the Company, may be deemed a controlling person of the Company under the Securities Exchange Act of 1934.

     The Board of Directors did not formally meet during fiscal 1997, but took action by unanimous written consent on two occasions.

     The Board of Directors has no standing audit, compensation or nominating committees.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the federal securities laws, the Company's directors and executive officers and any other persons holding more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in their ownership to the Securities and Exchange Commission. During the fiscal year ended December 31, 1997, all of these filing requirements were satisfied. In making these disclosures, the Company has relied solely on written representations of its directors, executive officers, and ten percent stockholders, and copies of reports that they have filed with the Securities and Exchange Commission.

                             EXECUTIVE COMPENSATION

1.  SUMMARY OF ANNUAL COMPENSATION

     The table set forth below shows the annual compensation for the three fiscal years ended December 31, 1997 paid by the Company to its Ralph E. Hanson, the President and Chief Executive Officer of the Company (the "named executive officer"). No other executive officer received a total annual salary and bonus in excess of $100,000 in any such fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                                         LONG TERM
                                                                                        COMPENSATION
                                                                                        ------------
                                                                                           AWARDS
                                                      ANNUAL COMPENSATION               ------------
                                            ----------------------------------------     SECURITIES
             NAME AND                                                 OTHER ANNUAL       UNDERLYING
        PRINCIPAL POSITION          YEAR    SALARY($)    BONUS($)    COMPENSATION($)    OPTIONS (#)
        ------------------          ----    ---------    --------    ---------------    -----------
Ralph E. Hanson,..................  1997     125,256        --             --              --
  President, Treasurer &            1996     121,997        --             --              50,000
  Chief Executive                   1995     111,712        --             --              --
  Officer

2.  STOCK OPTIONS

     The table set forth below shows information regarding the value of unexercised stock options held by the named executive officer at December 31, 1997.

                   AGGREGATE OPTION VALUES AT FISCAL YEAR END

                                                         NUMBER OF SECURITIES
                                                        UNDERLYING UNEXERCISED            VALUE OF
                                                        OPTIONS AT FY-END (#)        UNEXERCISED IN-THE-
                                                     ----------------------------     MONEY OPTIONS AT
                       NAME                          EXERCISABLE    UNEXERCISABLE        FY-END (1)
                       ----                          -----------    -------------    -------------------
Ralph E. Hanson....................................    50,000             0                $18,750

---------------

(1) Represents the fair market value of the Company's Common Stock on December 31, 1997 ($.875 per share based on the closing quote on such date on the OTC Bulletin Board) minus the exercise price per share, of the exercisable options, multiplied by the number of shares subject to the options.

     Mr. Hanson was not granted any options or other equity-based compensation during the fiscal year ended December 31, 1997 and did not exercise any options during such fiscal year.

3.  EMPLOYMENT CONTRACTS

     On June 1, 1995, the Company entered into a three year employment agreement with Mr. Hanson. Under the terms of this agreement, Mr. Hanson agreed to serve as the Company's President and Chief Executive Officer at salary of not less than $105,000 per annum, and the Company agreed that he would be eligible for such fringe benefits as are generally made available by the Company to its employees. In addition, the agreement also imposes upon Mr. Hanson certain confidentiality requirements and certain restrictions regarding his ability to compete with the Company following the termination of his employment.

4.  DIRECTOR COMPENSATION

     The Company's directors receive no cash compensation in consideration for serving on the Board of Directors. However, in December, 1995, the Company granted to each of George F. Harrington and Derrick Ebden a five year non-qualified stock option to purchase 25,000 shares of Common Stock at an exercise price of $.50 per share, which was determined by the Board of Directors to be the fair market value of the Company's Common Stock on the date of grant.

5.  TRANSACTIONS WITH MANAGEMENT

     Ralph E. Hanson, who is the President, Chief Executive Officer, and a Director of the Company, and Paul J. LaRaia, M.D., who is the beneficial owner of 9.7% of the Company's Common Stock, are partners in Pace Technology, a Massachusetts general partnership, which owns certain technology incorporated in the Company's MICRO-PACE series of temporary pacemakers. Such technology was exclusively licensed to the Company in 1986 for ten years under a license agreement providing for royalties of 5%. The Company accrued royalties to Pace Technology of $22,458 during 1996. This license became fully paid-up and irrevocable in accordance with its terms on December 31, 1996, and as of such date, no further royalties were payable by the Company thereunder.

     In March, 1990, the Company entered into an agreement with APC Cardiovascular Ltd. ("Cardiovascular"), a company in which Derrick Ebden, a Director of the Company, is Managing Director and a principal stockholder, pursuant to which Cardiovascular was appointed the sole distributor of the Company's products outside of North and South America on normal trade terms. Such agreement does not have a fixed term, but is terminable by either party upon one year's advance written notice. Prior to leaving the employment of the Company in March, 1990 in connection with the Company's downsizing of its operations in the United Kingdom, Mr. Ebden had been in charge of the Company's marketing efforts outside of North and Central America through the Company's subsidiary, APC Medical Ltd. The Company made sales to Cardiovascular of approximately $862,539 during 1997 and $661,912 during 1996. All such sales were made on normal trade terms.

                  SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected Deloitte & Touche LLP as the Company's independent auditors for the current fiscal year. It is not expected that representatives of Deloitte & Touche LLP will be present at the Annual Meeting.

                                 ANNUAL REPORT

     The Company's Annual Report to Stockholders for the fiscal year ended December 31, 1997, including financial statements and the opinion of Deloitte & Touche LLP thereon, is being mailed herewith to each of the Company's stockholders of record at the close of business on April 15, 1998.

                           PROPOSALS OF STOCKHOLDERS

     Proposals of stockholders intended to be presented at the next annual meeting of the Company must be received by the Company at its principal executive offices by December 28, 1998 for inclusion in the Company's proxy statement and form of proxy relating to that meeting and must comply with the applicable requirements of the federal securities laws.

                                 OTHER MATTERS

     The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than that shown above. However, if any such other business should come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the Proxies with respect to any such business in accordance with their best judgment.

     The cost of preparing, assembling and mailing this proxy material will be borne by the Company. The Company may solicit Proxies otherwise than by use of the mail, in that certain officers and regular employees of the Company, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain Proxies. The Company will also request persons, firms, and corporations holding shares in their names, or in the names of their nominees, which shares are beneficially owned by others, to send this proxy material to and obtain Proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so.

                                            By order of the Board of Directors,

                                            DRUSILLA F. HAYS, Clerk

April 24, 1998

                               PACE MEDICAL, INC.
    SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS - MAY 21, 1998
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY

The undersigned stockholder in Pace Medical, Inc. hereby appoints Ralph E. Hanson and George F. Harrington, and each of them, attorneys, agents and proxies, with power of substitution to each, to vote all shares of Common Stock that the undersigned is entitled to vote at the Special Meeting in Lieu of Annual Meeting of Stockholders of Pace Medical, Inc. to be held at 10:00 A.M., Thursday, May 21, 1998, at the Winchester Country Club, 468 Mystic Street, Winchester, Massachusetts, and at any adjournments thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO CONTRARY INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED IN THE PROXY STATEMENT, AND, IN THE BEST JUDGMENT OF THE PROXIES, UPON ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


                 (CONTINUED, AND TO BE SIGNED, ON REVERSE SIDE.)

                                                         SEE REVERSE SIDE

[X]      Please mark votes as
         in this example.


1. To fix the size of the Board at three and to elect the nominees named in the Proxy Statement.

         Nominees:         Ralph E. Hanson, George F. Harrington
                           and Derrick Ebden

                  [ ] For           [ ] Withheld

         [ ]  -----------------------------------------------------
              For, except vote withheld from the following nominee(s)

2. To vote and act upon any other business which may properly come before the Meeting or any adjournments thereof.

                  [ ] For     [ ] Against  [ ] Abstain


Signature(s):__________________________            Date:_______________________


Note: Please sign exactly as name appears hereon. Joint owners should each sign.
     When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.